UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 29, 2025

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	51-0520296
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

000-50274
(Commission File Number)

701 Fifth Ave, Suite 4200, Seattle, WA 98104

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (206) 262-7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECTRAL CAPITAL CORPORATION

EXPLANATORY NOTE

On January 5, 2026, Spectral Capital Corporation (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") to report, among other things, (i) the entry into a Definitive Stock Purchase Agreement (the "Purchase Agreement") with Telvantis, Inc. ("Seller") pursuant to which the Company agreed to acquire 100% of the issued and outstanding shares of Telvantis Voice Services, Inc. (the "Acquired Company"), and (ii) the completion of the acquisition effective December 31, 2025. At the time of the filing of the Original 8-K, the financial statements of the Acquired Company required by Item 9.01 and the pro forma financial information required by Article 11 of Regulation S-X were not yet available.

This Amendment No. 1 on Form 8-K/A (this "Amendment") amends and supplements the Original 8-K to include (i) the historical audited carved out combined financial statements of the Acquired Company for the years ended December 31, 2024 and 2023, as required by Rule 3-05 of Regulation S-X, (ii) the unaudited carved out combined financial statements of the Acquired Company as of and for the nine months ended September 30, 2025 and 2024, and (iii) the unaudited pro forma condensed combined financial information as required by Article 11 of Regulation S-X. Except as set forth herein, no other modifications are being made to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited carved out combined financial statements of Telvantis Voice Services, Inc. for the years ended December 31, 2024 and 2023, including the report of the independent registered public accounting firm, HTL International, LLC, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The carved out combined financial statements include:

Report of Independent Registered Public Accounting Firm

Carved Out Combined Balance Sheets as of December 31, 2024 and 2023

Carved Out Combined Statements of Operations and Income for the Years Ended December 31, 2024 and 2023

Carved Out Combined Statements of Changes in Stockholders' Equity for the Years Ended December 31, 2024 and 2023

Carved Out Combined Statements of Cash Flows for the Years Ended December 31, 2024 and 2023

Notes to the Carved Out Combined Financial Statements

The unaudited carved out combined financial statements of Telvantis Voice Services, Inc. as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024, including the related notes, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

The unaudited carved out combined financial statements include:

Carved Out Combined Balance Sheets as of September 30, 2025 (Unaudited) and December 31, 2024 (Audited)

SPECTRAL CAPITAL CORPORATION

Carved Out Combined Statements of Operations for the Nine Months Ended September 30, 2025 and 2024 (Unaudited)

Carved Out Combined Statements of Changes in Stockholders' Equity for the Nine Months Ended September 30, 2025 and 2024 (Unaudited)

Carved Out Combined Statements of Cash Flows for the Nine Months Ended September 30, 2025 and 2024 (Unaudited)

Notes to the Carved Out Combined Financial Statements

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information giving effect to the acquisition of Telvantis Voice Services, Inc. is filed as Exhibit 99.3 to this Amendment and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information includes a pro forma condensed combined balance sheet as of September 30, 2025 and pro forma condensed combined statements of operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024, reflecting the acquisition as if it had occurred on January 1, 2024 (for the income statements) and on September 30, 2025 (for the balance sheet), together with the related notes.

(d) Exhibits.

Exhibit No.	Description
2.1	Definitive Stock Purchase Agreement with Telvantis, Inc., dated December 29, 2025 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed January 5, 2026)
99.1	Audited Carved Out Combined Financial Statements of Telvantis Voice Services, Inc. for the Years Ended December 31, 2024 and 2023, including the Report of HTL International, LLC
99.2	Unaudited Carved Out Combined Financial Statements of Telvantis Voice Services, Inc. as of September 30, 2025 and for the Nine Months Ended September 30, 2025 and 2024
99.3	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SPECTRAL CAPITAL CORPORATION

Cautionary Note Regarding Forward-Looking Statements

This Amendment includes statements that express Spectral's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements." These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "seeks," "projects," "intends," "plans," "may" or "should" or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Amendment and include statements regarding Spectral's intentions, beliefs or current expectations concerning, among other things, the results of operations, financial condition, liquidity, prospects, growth, and strategies of Spectral and the markets in which Spectral operates. Such forward-looking statements are based on available current market material and management's expectations, beliefs and forecasts concerning future events impacting Spectral. Factors that may impact such forward-looking statements include the Company's ability to successfully integrate the Acquired Company, realize expected synergies, and achieve the performance milestones specified in the Purchase Agreement. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

SPECTRAL CAPITAL CORPORATION

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: March 17, 2026	By: /s/ Jenifer Osterwalder
Name: Jenifer Osterwalder
Title: President and Chief Executive Officer